SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____ )





Filed by the Registrant                    [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                                 GAM FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (check the appropriate box)

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

The Definitive Additional Materials filed herewith relate to the GAM Funds, Inc. Special Meeting of Shareholders scheduled for April 21, 2005.

                                                                IMPORTANT NOTICE
                                                            --------------------
April 1, 2005

                                 GAM FUNDS, INC.

                             GAM AMERICAN FOCUS FUND
                                 GAM EUROPE FUND
                             GAM PACIFIC BASIN FUND

     THE SPECIAL SHAREHOLDER MEETING HAS BEEN ADJOURNED UNTIL APRIL 21, 2005.

Dear Shareholder:

The Special Meeting of the Class B and Class C Shareholders of the GAM Pacific Basin Fund, the Class B and Class C Shareholders of the GAM Europe Fund and the Class C Shareholders of the GAM American Focus Fund series of GAM Funds, Inc. has been adjourned to give those shareholders who did not yet cast their vote additional time to do so. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING.

We are sending this notice out to all shareholders who did not vote in time for the Special Meeting to ask them to PLEASE TAKE A MOMENT NOW TO VOTE YOUR SHARES. The Board of Directors unanimously approved the proposals and recommends that shareholders vote "For" the proposals. The details of the proposals can be found in the proxy materials that were previously mailed to you. However, if you have questions regarding the Special Meeting or the proposals set forth in the proxy statement, please call 1-800-317-7957 AND ASK FOR EXTENSION 12. Another copy of your ballot(s) has been enclosed with this letter for your convenience.

Please utilize one of the options below to vote your shares.

1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card. Please make sure you have the proxy card available at the time of the call.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. IF CONVENIENT FOR YOU, PLEASE UTILIZE ONE OF THE FIRST THREE OPTIONS ABOVE TO INSURE THAT YOUR RESPONSE IS RECEIVED IN TIME FOR THE SPECIAL MEETING ON APRIL 21ST.

Again, if you have any questions about the proposals at hand, please do not hesitate to CALL TOLL-FREE 1-800-317-7957 AND ASK FOR EXTENSION 12. Representatives are available to answer any questions you might have and can also record your voting instructions.

Thank you for your assistance with this important matter.

Sincerely,

/s/ Kenneth A. Dursht

Kenneth A. Dursht
Corporate Secretary